UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 19, 2003



                            PERFISANS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         MARYLAND                  000-23689                   91-1869317
         --------                  ---------                   ----------
 (State of Incorporation)   (Commission File Number)         (IRS Employer
                                                           Identification No.)

            4118 14th Ave., Unit #4, Markham, Ontario              L3R40J6
                (Address of principal executive offices)          (zip code)

Registrant's telephone number, including area code: (905) 943-9996


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SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:

This Form 8-K/A contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on our behalf, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4 . CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

TERMINATION OF DOHAN AND ENGAGEMENT OF SCHWARTZ
On December 19, 2003, Perfisans Holdings, Inc., formerly known as Griffin Industries, Inc. (the "Registrant"), replaced Dohan & Company ("Dohan") as its independent accountant. Dohan had been previously engaged as the principal accountant to audit the Registrant's financial statements. The reason for the replacement of Dohan was that Registrant recently acquired Perfisans Networks Corporation ("Perfisans Networks"), with the stockholders of Perfisans Networks. owning a majority of the outstanding shares of common stock of Registrant immediately following the acquisition. The acquisition of Perfisans Networks was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 5, 2004.

The audit report of Dohan on the Registrant's financial statements for the fiscal year ending December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope, accounting principles or uncertainty, except such report was modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audit of the fiscal year ending December 31, 2002 including the subsequent interim periods since engagement through December 19, 2003, the date of termination, the Registrant had no disagreements with Dohan with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Dohan to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

Perfisans Networks is the primary business unit of Registrant, and the current independent accountant of Perfisans Networks is the firm of Schwartz Levitsky Feldman, llp ("Schwartz"). Registrant believes that it is in its best interests to have Schwartz continue to work with Perfisans Networks' business, and Registrant therefore retained Schwartz as its new independent accountant on December 19, 2003 in connection with the closing of the acquisition whereby Registrant acquired Perfisans Networks. Schwartz is located at 1167 Caledonia Road, Toronto, Ontario, M6A 2X1. The engagement of Schwartz was approved by Registrant's board of directors.

During the fiscal year ending December 31, 2002, including the subsequent interim periods since engagement through December 19, 2003, the date of Dohan's termination, and prior to the appointment of Schwartz, the Registrant (or anyone on its behalf) did not consult with Schwartz regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

On March 26, 2004 the Registrant provided Dohan with a copy of this disclosure and requested that it furnish a letter to the Registrant, addressed to the Commission, stating that it agreed with the statements made herein or the reasons why it disagreed. On March 26, 2004 the Registrant received a letter from Dohan that it agreed with the statements contained herein as applicable thereto, and which is filed as Exhibit 16.1 to this Form 8-K/A.

TERMINATION OF DAVIDSON AND ENGAGEMENT OF DOHAN
On March 20, 2003, the Registrant terminated its relationship with Davidson & Company ("Davidson"), the principal accountant previously engaged to audit the Registrant's financial statements and retained Dohan & Company ("Dohan") as the principal accountants to replace Davidson.

The audit report of Davidson on the Registrant's financial statements for the fiscal year ending December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audit of the fiscal year ending December 31, 2001 including the subsequent interim periods since engagement through March 20, 2003, the date of termination, the Registrant had no disagreements with Davidson with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Davidson to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending December 31, 2001, including the subsequent interim periods since engagement through March 20, 2003, the date of Davidson's termination, and prior to the appointment of Dohan, the Registrant (or anyone on its behalf) did not consult with Dohan regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

This Amendment No. 1 on Form 8-K/A hereby amends Item 7 of the Current Report on Form 8-K filed on January 5, 2004 by the Registrant relating to the completion of its previously announced acquisition of Perfisans Networks Corporation.

The Registrant is filing this Amendment No. 1 to include the required financial statements of the business acquired and pro forma financial information.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements of Perfisans Holdings, Inc. are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The unaudited pro forma financial statements of Perfisans Holdings, Inc. are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

     (c) EXHIBITS - THE FOLLOWING DOCUMENTS ARE ATTACHED AS EXHIBITS TO THIS REPORT ON FORM 8-K:


          16.1 Letter from Dohan & Company to the Securities and Exchange Commission dated March 26, 2004. Filed herewith.

          99.1      Financial   statements  of  Perfisans  Holdings,   Inc.  and
                    Auditor's Report. Filed herewith.

          99.2      Unaudited  pro  forma  financial   statements  of  Perfisans
                    Holdings, Inc. Filed herewith.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                  PERFISANS HOLDINGS, INC.



                                                  By: /s/ To-Hon Lam
                                                  To-Hon Lam, President

March 29, 2004